Exhibit 99.1

Annual Shareholders' Meeting Presentation December 11th, 2008 Synergetics' Mission Statement "Through continuous improvement and development of our people, our mission is to design, manufacture and market innovative microsurgical instruments and consumables of the highest quality in order to assist and enable microsurgeons around the world to provide a better quality of life for their patients." "Trust & Teamwork"

Safe Harbor Statement Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Among other, statements concerning management's expectations of future financial results, potential business, acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under "Risk Factors" included in Synergetics USA, Inc.'s Annual Report on Form 10- K for the year ended July 31, 2008 and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation. "Trust & Teamwork"

Meeting Agenda Introductions Shareholders' Business Meeting Financial Review Management Team Highlights Mike Fanning, Director of Domestic Ophthalmic Sales John Copeland, Manufacturing Engineering Manager Dan Regan, QA/RA Director Mary Hulsey, Controller Jim Easley, Director of R&D Questions and Answers "Trust & Teamwork"

Shareholders' Meeting Call to Order Declaration of a Quorum Business Motions Election of Directors Amendment No. 1 to 2005 Non-Employee Directors' Stock Option Plan Ratification of the appointment of UHY No Other Business Adjourn "Trust & Teamwork"

FY 2008 Highlights (Dollars in thousands, except share data) FY 2008 FY 2007 % Increase Sales $50,063 $45,945 9.0% Gross Profit 29,962 27,002 11.0% Operating Income 5,213 1,518 243% Pre-Tax Income 4,102 573 616% Net Income 2,563 845 203% Diluted EPS $0.10 $0.03 233% "Trust & Teamwork"

Consistent Revenue Growth 2003 2004 2005 2006 2007 2008 International 2622 2826 5408 8156 10730 14225 Domestic 10395 14061 16384 30090 35215 35838 Annual "Trust & Teamwork"

First Quarter 2009 Highlights (Dollars in thousands, except share data) 1Q 2009 1Q 2008 % Increase Sales $12,246 $10,469 17.0% Gross Profit 7,080 6,525 8.5% Operating Income 1,163 785 48.2% Pre-Tax Income 987 546 80.8% Net Income 661 397 66.5% Diluted EPS $0.03 $0.02 50.0% "Trust & Teamwork"

Consistent Revenue Growth Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 International 2206 3243 2766 2497 3776 4298 2750 Domestic 8244 9960 7703 8856 9724 10159 7719 "Trust & Teamwork"

And the growth continues November sales numbers are in and they continue to show strong growth over November, 2008 and are ahead of our internal November forecast. "Trust & Teamwork"

Financial Highlights Profitability Revolver and other Long-Term Debt Pay-down Results of 2008 Financial & SOX Audits Significant Cost Savings SOX Costs PA Cost Reductions Working Capital Reductions Credit Line Renewal & Region's Stability "Trust & Teamwork"

Domestic Ophthalmic Sales Organization "Trust & Teamwork"

Domestic Ophthalmic Sales Organization Introduction "Trust & Teamwork"

Domestic Ophthalmic Sales Organization Sales Force Reorganization Methodology 3 Takeaway Points Adjust compensation to attract and retain Reduce territory size Align Marketing and R&D efforts with Field Sales strength "Trust & Teamwork"

Domestic Ophthalmic Sales Organization National Sales Meeting - Sept 9th to 11th 1st Ever gathering of combined Ophthalmology and Neuro sales forces 48 Sales & Marketing professionals in attendance All participated in helping define the Company's Core Values, Customer Value Propositions and Mission Statement "Trust & Teamwork"

Domestic Ophthalmic Sales Organization Current Configuration 20 direct reps Management structure includes field sales and clinical support / training New hiring standards have dramatically improved the quality of TM hired New reps early performance "Trust & Teamwork"

Domestic Ophthalmic Sales Organization Training Phase 1 training conducted in June 2008 included our largest ever training class Ongoing field sales, Product and Clinical training conducted by sales management, clinical managers and product management Phase 2 Training being conducted in Atlanta on all 11 of our product platforms "Trust & Teamwork"

Domestic Ophthalmic Sales Organization Home Office support Several internal initiatives designed to drive productivity and efficiency R&D streamline process Lean Manufacturing Standardized cost matrix "Trust & Teamwork"

Domestic Ophthalmic Sales Organization "Sales Advisory Counsel" Recently commissioned Designed to provide unencumbered field feedback to senior management Provide an open forum to cultivate new product concepts and discuss market trends "Trust & Teamwork"

Production Planning using Material Requirements Planning MRP "Trust & Teamwork"

Progression of MRP Previous State was very manual and reactionary. Work orders were cut for top level products based on best guess forecast from Marketing. All parts were physically pulled from stockroom and staged for each work order. Shortages were identified based on lack of sufficient components to fill work order. Subsequent work orders/purchase orders were generated to cover shortage identified at the component level. Upward of 2000 open work orders in the system to try to react to parts needs. Result - Inefficient production flow based on lack of timely information. "Trust & Teamwork"

Progression of MRP MRP Implementation New Materials Manager (Dave Tackett) was brought on board in June 2008. Team developed plan to implement MRP. Changes/updates to current ERP system were completed. Ran first MPR generation 8-4-08. "Trust & Teamwork"

Progression of MRP Basics of MRP at Synergetics Requirements are based on historical data and ABC analysis. Master Production Schedule combined with actual sales orders creates demand. Backward scheduling of all components and sub-assemblies based on projected demand. MRP report identifies requirements with action dates for Production Planning and Purchasing. Shortage reports are created based on production plan. (No stockroom labor needs to be expended.) Production schedule (including labor requirements) is generated several weeks into the future. "Trust & Teamwork"

Progression of MRP Benefits of MRP Proactive production schedule drives our operation creating benefits throughout the organization Improved service levels for our customers and sales force. We have reduced our overall backorder level by 78% since implementation. Increased efficiencies in our Manufacturing departments through realistic scheduling. Better tracking of operating costs for the Finance function. We have reduced the quantity of released work orders by 20% since implementation. Improved management of finished goods and component inventory. Overall cost savings through efficient and effective operations. "Trust & Teamwork"

Lean Manufacturing at Synergetics "Trust & Teamwork"

Lean Manufacturing What is Lean Manufacturing? Lean is based on the Toyota Production System Identify and focus on value-adding activities Eliminate non value adding activities...waste "DOING MORE WITH LESS" It is a cultural change "Trust & Teamwork"

Lean Manufacturing Doing More With Less MORE QUALITY MORE QUANTITY MORE CUSTOMER SATISFACTION MORE PROFIT LESS TIME LESS SPACE LESS COST LESS REJECTS "Trust & Teamwork"

Lean Manufacturing Batch Manufacturing Problems Too many delays throughout the build process Too difficult to detect defects as they occur Using too much floor space Too much rework Too much handling of the product Too much variability in assembly "Trust & Teamwork"

Lean Manufacturing How Do We Do It? Identify and map value streams Identify and eliminate non-value added activities Identify and eliminate waste Create visual aids for production Standardized procedures Improve parts logistics Train operators to be valuable assets Implement 5S Changing the culture "Trust & Teamwork"

Lean Manufacturing 5S Concept 1st S - Sort the necessary from the unnecessary. 2nd S - Set items in order so that everything has a place. 3rd S - Shine. Keep your work area clean. 4th S - Standardize the cleaning and setting process. 5th S - Sustain the first four. "Trust & Teamwork"

Metric Nov 08 (last full month) July 08 (month prior to lean) Percentage Change Reject Rate 4.7% 8.2% 57.0% Units Made 5,422 3,972 36% Time per Part 23 minutes 38 minutes 40% Floor Space Needed 51 sq. ft. 120 sq. ft. 58% "Trust & Teamwork" Initial Results on Directional Laser Line Lean Manufacturing

Lean Manufacturing Where We Are Going... "Trust & Teamwork"

Invert the Pyramid CUSTOMERS PRODUCTION WORKERS FRONT LINE SUPERVISORS SUPPORT STAFF SR. MANAGEMENT CEO, COO,CFO "Trust & Teamwork" Lean Manufacturing Where We Are Going...

Increased the starting wages in the Disposables Area Updated the PTO (Paid Time Off) Program Decrease in overall voluntary turnover of 54% Beginning a "Back to Basics" quality program in January to tie into expansion of the Lean Lines Implementing six value streams by July 31st, 2009 "Trust & Teamwork" Lean Manufacturing Where We Are Going...

Standard Cost at Synergetics Standard Cost is a tool by which management can support decisions to reduce product cost and improve profitability "Trust & Teamwork"

Standard Cost Cost System at Synergetics is currently a manual process whereby we calculate the cost based on actual data captured by each Work Order We typically use 2-5 completed Work Orders to obtain the appropriate information which is backwards looking and therefore may not reflect the current improvements resulting from the lean manufacturing initiative We are automating this process and use the functionality of the software which will allow us to use the current information reflected in Bills of Material and Routings in a more efficient manner "Trust & Teamwork"

Standard Cost Benefits of Standard Cost Measurement Tool Allows management to measure gross margin on a product and product line basis Perform variance analysis by product and by product line Ability to analyze cost savings initiative from an ROI standpoint to support the lean manufacturing process Performance of financial analysis related to product mix/volume differential "Trust & Teamwork"

Benefits of Standard Cost Budgeting Tool Provides management the ability to build financial budgets from the ground up Provides the ability to analysis the actual to budget variance and act upon them in a more timely manner Communication and method to determine when price increases are warranted Standard Cost "Trust & Teamwork"

Benefits of Standard Cost Sarbanes-Oxley Compliance Tool Ability to improve cost analysis and implement monitoring controls Ability to remediate current year inventory deficiencies Standard Cost "Trust & Teamwork"

Standard Cost Goal Provides management with a tool by which we can perform better analysis more efficiently to enhance the Company's profitability and Shareholder value. "Trust & Teamwork"

Research & Development at Synergetics "Trust & Teamwork"

Research & Development Goals of R&D Changes Smooth new product introductions into production Focus development efforts on fewer projects Improve financial review and cost tracking "Trust & Teamwork"

Improvements to Meet Goals Facilities and equipment changed Personnel additions Procedures changed "Trust & Teamwork" Research & Development

Facilities Increased space from 4,000 sq. ft. to 10,000 sq. ft. Dedicated area for disposable assembly Dedicated area for electronics testing Added equipment: CNC lathe CNC mill Fine wire EDM "Trust & Teamwork" Research & Development

Personnel Ophthalmic Engineering 2 Mechanical Engineers 1 Optic Engineer Neurosurgery Engineering 2 Mechanical Engineers (1 added) 1 Associate Engineer (1 added) Electronics Engineering 2 Electronics Engineers 1 Software Engineer (1 added) Quality Engineering 1 Quality Engineer (1 added) "Trust & Teamwork" Research & Development

Procedure Changes Team Approach Financial Reviews Project Budgets "Trust & Teamwork" Research & Development

Synergetics USA, Inc. Thank You Synergetics USA, Inc. 3845 Corporate Center Drive O'Fallon, MO 63368 (636) 939-5100 investorinfo@synergeticsusa.co m www.synergeticsusa.com "Trust & Teamwork"